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                                                                   Exhibit 10.31

                                 FIRST AMENDMENT
                                     TO THE
                 WATERS CORPORATION SECOND AMENDED AND RESTATED
                      LONG-TERM PERFORMANCE INCENTIVE PLAN

         WHEREAS, Waters Corporation (the "Company") has established and maintains a long-term performance incentive plan for the benefit of certain employees of the Company entitled the Waters Corporation Second Amended and Restated Long-Term Performance Incentive Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan in certain respects in order to increase the number of shares available for awards under the Plan and to limit the number of shares available for awards in the form of restricted stock under the Plan;

         NOW THEREFORE, in accordance with the power of amendment contained in
Section 17 of the Plan, the Plan hereby amended, effective May 7, 2002, as follows:

       1. Paragraph 4(b) of the Plan is amended to provide for the issuance of "an aggregate of not more than 17,750,000 Common Shares, subject to adjustment as provided in Paragraph 13."

       2. Paragraph 7 is amended by adding the following subparagraph (d) at the end thereof:

                         "(d) No more than 200,000 Common Shares, subject to adjustment as provided in Paragraph 13, may be awarded in the form of Restricted Stock."

       IN WITNESS WHEREOF, the Company has caused this amendment to be signed on its behalf by its duly authorized representative this 7/th/ day of May, 2002.

                                          WATERS CORPORATION


                                          By:      /s/ Brian K. Mazar
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                                          Its:     Senior Vice President,
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                                                   Human Resources and
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                                                   Investor Relations
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